UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2022

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave., Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 2, 2022, the Board of Directors (the “Board”) of Enviva Inc. (the “Company”) approved and adopted amended Bylaws (as amended and restated, the “Bylaws”), effective immediately, to (i) update procedural mechanics in connection with stockholder nominations of directors to address matters relating to Rule 14a-19 (the “Universal Proxy Card Rules”) under the Securities Exchange Act of 1934, as amended, (ii) modify the provisions relating to lists of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the Delaware General Corporation Law, and (iii) require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white (white is reserved for exclusive use by the Board).

To address the Universal Proxy Card Rules, the amendments include, among other things, the following changes: (i) requiring a stockholder to include in their advance notice of nomination a representation as to whether the stockholder intends to solicit proxies in support of any proposed nominee other than the Company’s nominees and, if so, a statement containing the additional information required under the Universal Proxy Card Rules, (ii) requiring a stockholder that intends to solicit proxies in support of any proposed nominee other than the Company’s nominees to deliver reasonable evidence that it has met the requirements of the Universal Proxy Card Rules with respect to such nominee, and (iii) providing that a stockholder’s nominees will be disregarded by the Company if such stockholder provided notice pursuant to the Universal Proxy Card Rules and subsequently fails to comply with the Universal Proxy Card Rules or any other applicable rules or regulations.

The Bylaws also include certain other updates, including ministerial, clarifying, and conforming changes. The complete text of the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Bylaws amendments herein does not purport to be complete and is qualified in its entirety by Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Bylaws of Enviva Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA INC.

Date: November 8, 2022	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Senior Vice President, Deputy General Counsel, and Secretary

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